Exhibit 99.1

July 2004

Presented by: Roger Bosma, President & CEO

Lakeland bancorp, inc.

Statement Regarding Forward-Looking Information

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Such statements are not historical facts and involve certain risks and uncertainties as described in reports filed with the SEC in Form 10Q. Actual results may differ materially from the results discussed in these forward-looking statements.

Corporate Profile

$1.6 Billion Commercial Bank ($2.0 Billion with Newton)

Headquartered in Northern New Jersey

35-year history

Combination of five commercial banks:

Branches Date

Lakeland 21

NBSC 11 1999

Metropolitan 2 1998

CSB Financial 4 2003

Newton Financial 10 2004

Total 48

Copyright (C) 2003 Y-Merge.com, a service of SNL Financial

0 64.12 mi

Stockholder Information

(“LBAI”)

Market Cap—$330 Million

20.8 million shares outstanding

4,300 registered shareholders

15% insider ownership

10% institutional ownership

2.5% dividend yield

As of July 2004

Asset Growth

19% Annual Growth

$830 $907 $1,044 $1,207 $1,586 $2,000

1999 2000 2001 2002 2003 2004

2004 pro forma with Newton Trust

EPS Growth

(5 Year CAGR)

11.97% 8.85%

LBAI National Public Bank Median

© 2000-2004 Y-Merge.com a service of SNL Financial

Return on Equity (ROE)

20% 15% 10% 5%

FY 1999 FY 2000 FY 2001 FY 2002 FY 2003 JUNE 2004

Industry LBAI

© 2000-2004 Y-Merge.com a service of SNL Financial

Dividend Growth (5 Year CAGR)

8.94% 7.40%

LBAI National Public Bank Median

© 2000-2004 Y-Merge.com a service of SNL Financial

Critical Success Factors

Dominant bank in desirable markets

Moving into more affluent markets

Community banking focus

Experienced management team

High core deposits, low funding costs

New Jersey Marketplace

#1 state in Median Household Income

Per Capita Income—126% of U.S.

Total Deposits—7th highest state

2003 Deposit Growth—8.5%

Lakeland 6th largest bank HQ’d in NJ

Lakeland Marketplace

In 6 counties in Northern NJ

37% market share in Northwest NJ

Move to Bergen and Morris counties

Per Capita Income in top 15 of U.S.

Five to ten times larger deposit base

Three to six times population size

Recent Acquisitions

CSB Financial Corp—move into Bergen County

Newton Financial Corp—in-market acquisition of #3 bank

CSB Financial Acquisition

(Closed August 2003)

$145 million asset Commercial Bank

Headquartered in Bergen County, NJ

4 branches

Supports existing branch

Newton Financial Acquisition

(Closed July 1, 2004)

$320 million asset Commercial Bank

10 branches

In-market acquisition

37% Combined Market Share

Stand alone for two years

Earlier back office integration

Community Banking Focus

Local Advisory Boards

Local Commercial Lending Centers

Community Outreach Program

Experienced Management Team

Title Years Experience Prior Experience

Pres & CEO 35 Hudson United, Independence Bank

Chief Financial Officer 25 Hudson United, HSBC, Bankers Trust

Chief Lending Officer 25 Midlantic

Chief Retail Officer 30 Bank of New York

Chief Credit Officer 30 Fleet Bank

Chief Operations Officer 30 Horizon

President, Leasing 20 NIA Leasing

Strong Core Deposit Mix

Core Deposits as % of Total Assets high (83% vs. 64% peer group—96th percentile)*

Low Interest Bearing Deposit Cost (1.38% vs. 1.57% peers 36th percentile)

*Core Deposits = total deposits excluding time deposits over $100,000 Source: December 2003 Uniform Bank Performance Report

Deposit Mix ($1.3 Billion)

(64% Loan to Deposit Ratio) (Core [ex CD’s] at 79 % of Total Deposits)

NOW/MMDA ($513) 38%

Savings ($296) 22%

Time ($282) 21%

DDA ($253) 19%

Strong Deposit Growth Driven by Core Deposits

20% Annual Growth

(24% Core)

$522 $534 $578 $808 $1,041 $1,350

$215 $267 $234 $251 $285 $337

1999 2000 2001 2002 2003 2004

Time Deposits Core Deposits

2004 pro forma with Newton Trust

Retail Sales Initiatives

Created a new brand identity…A Community Bank that is—Interested, Invested, Involved in YOU!

Implemented an integrated marketing communications strategy

Instituted ongoing sales training program

Initiated sales incentive programs

Loan Mix ($862 million)

Commercial ($422) 49%

Consumer ($257) 30%

Mortgage ($183) 21%

Small Business Focus

Free Business Checking

Online Business Banking

Tiered Business Money Market Account

SBA Preferred Lender

Equipment Leasing

Non-Performing Assets Impacted by Commercial Lease Pools

NPA at $15.7 M (0.96%) including $10.5 M of insurer commercial lease

Other NPA at 0.32% of Total Assets

Insured by three “A” rated surety companies

Settled with one surety company in 2003

Litigation actions proceeding

Allowance at 1.94% of total loans

YTD Charge-offs at 0.31% of average loans

Net Interest Margin

Strong by Industry Standards

4.37% 4.72% 4.23% 4.56% 4.29% 4.77% 4.06% 4.23%

2000 2001 2002 2003

$1-3B banks Lakeland

Source: Lakeland Bank UBPR Report (12/31/2003)

Efficiency Ratio

66% 60% 62% 57% 60%

1999 2000 2001 2002 2003

Strong Capital Position

Tier One Ratio – 12.79%

Total Capital Ratio – 15.73%

Tier One Leverage Ratio – 7.92%

$55 Million Trust Preferred Offerings in 2003

Stock Buyback Program expanded

Strong History of Dividend Growth

Year Stock Dividend

Cash Dividend 2003 5% $0.38

2002 5% $0.34

2001 5% $0.30

2000 5% $0.25

1999 $0.22

1998 2 for 1 $0.17

Investment Value of 100 Shares (Adjusted for Stock Dividends)

$100,000

$80,000

$60,000

$40,000

$20,000

$0

1969

1978

4/7/10/86

4/89

4/92

1/94

8/95

8/97

8/99

11/01

8/03

14.3% Annual Growth

Price to Book Value

300% 250% 200% 150% 100% 50%

FY 1999 FY 2000 FY 2001 FY 2002 FY 2003 JUNE 2004

Industry LBAI

© 2000-2004 Y-Merge.com a service of SNL Fianancial

Price to Earnings

At 16 Well Below 5 Year Average of 18.5

30 25 20 15 10 5

FY 1999 FY 2000 FY 2001 FY 2002 FY 2003 LTM JUNE 2004

Industry LBAI

© 2000-2004 Y-Merge.com a service of SNL Fianancial

LBAI – An Investment Opportunity

Experienced Management Team

Successful Branding Strategy

Enhanced dominant market share

Expanded into more affluent markets

Relatively unknown story

Undervalued stock

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